UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2022

Kaspien Holdings Inc.
(Exact Name of Registrant as Specified in Charter)

New York	0-14818	14-1541629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2818 N. Sullivan Rd. Ste 130
Spokane Valley, WA 99216

(Address of Principal Executive Offices, and Zip Code)

(855) 300-2710

Registrant’s Telephone Number, Including Area Code

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.01 par value per share	KSPN	NASDAQ Stock Market

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 11, 2022, Kunal Chopra, Chief Executive Officer of Kaspien Holdings Inc. (the “Company”), is no longer employed by the Company.

The Company intends to enter into a Separation Agreement with Mr. Chopra. If it does enter into such an agreement, the Company shall provide a brief description of the terms and conditions of such agreement and the amounts payable to Mr. Chopra thereunder in an amended Current Report on Form 8-K.

The Board of Directors of the Company intends to conduct a search of potential internal and external candidates to replace Mr. Chopra. In the interim, the Company has appointed Chief Financial Officer of Kaspien Inc., Brock Kowalchuk, as Interim Chief Executive Officer of the Company effective March 11, 2022. Mr. Kowalchuk, age 33, joined Kaspien Inc. in September 2018 as Senior Vice President of Finance. Mr. Kowalchuk was promoted to Chief Financial Officer of Kaspien Inc. in January 2020. Prior to joining Kaspien Inc., Mr. Kowalchuk worked at Goldman Sachs from July 2011 to September 2018, with roles spanning trading, funding and finance. To date, Mr. Kowalchuk’s compensation as a result of his interim appointment has not changed, and any future change, if any, to Mr. Kowalchuk’s compensation as a result of such appointment will be reported in an amended Current Report on Form 8-K. The selection of Mr. Kowalchuk to serve as Interim Chief Executive Officer was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Kowalchuk and any director or other executive officer of the Company, and there are no related persons transactions between the Company and Mr. Kowalchuk reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2022	Kaspien Holding Inc.

	By:	/s/ Edwin Sapienza
Name: Edwin Sapienza
Title: Chief Financial Officer